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                                                                EXHIBIT 10.19

                       COMPLETE BUSINESS SOLUTIONS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE OF PLAN

     The 1997 Employee Stock Purchase Plan of Complete Business Solutions, Inc. (the "Plan") as adopted by the Board of Directors is intended to provide a method whereby employees of Complete Business Solutions, Inc. and any subsidiary corporation thereof (the "Company" or "CBSI") will have the opportunity to purchase shares of CBSI, no par value, common stock (the "Common Stock") at a price that is less than fair market value on the date of purchase. This Plan is voluntary and intended to qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. DEFINITIONS

     (a) Employee means any person who is customarily employed for 20 hours per week by CBSI or any CBSI subsidiary and who shall have completed 90 days of service to CBSI or any CBSI subsidiary.

     (b) Monetary Compensation means regular straight-time earnings, payments for overtime, shift differentials, bonuses, cost of living allowances and sales commissions, all prior to deduction of taxes.

     (c)  Account means the account established for each Participant.

     (d)  Board means the Board of Directors of CBSI.

     (e) Offering Commencement Date means the date as of which an Offering shall commence, as determined pursuant to the Plan and specified in each Offering.

     (f) Offering Termination Date means the date as of which an Offering shall terminate, as determined pursuant to the Plan and specified in each Offering.

     (g) Purchase Price means the price per Share at which Stock may be purchased under the Plan, which shall not be less than 85% of the lower of the fair market value of a Share on the Offering Commencement Date or the Offering Termination Date as published in The Wall Street Journal.

     (h) Plan Administrator means the Director of Benefits and Personnel of the Company.

3. ELIGIBILITY

     (a) Any Employee who is employed by the Company, or any subsidiary, on the date his or her participation in the Plan is to become effective shall be eligible to participate in the Plan.

     (b) Not withstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan:

          (i) if, immediately after the grant of the option, such Employee would own stock, and or outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or

          (ii) if such Employee would have rights, under all employee stock purchase plans of CBSI and its subsidiaries, to purchase more than $25,000 of CBSI Common Stock based on the fair market value of CBSI Common Stock.

4. OFFERING DATES

     The Plan will be implemented by making consecutive offerings every six months commencing in January 1998 and continuing until 500,000 shares have been issued under the Plan.
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5. PAYROLL DEDUCTIONS

     (a) Each Employee shall become a participant pursuant to the terms of an Offering by filing an election to participate in that Offering and by completing a payroll deduction authorization within such time as may be specified in such Offering. The election shall authorize a specified dollar amount of each payroll deduction that the Employee wishes to apply to the purchase of Stock in the Offering. Such payroll deduction shall be no less than 1% and no more than 10% of the Employee's Monetary Compensation. Payroll deductions shall commence with the first regular payroll period coinciding with or ending on the Commencement Date of the Offering, or at such other time as may be specified in such Offering and shall end on the earlier of the last regular payroll period coinciding with or ending before the Expiration Date or, if earlier, upon the termination of the Participant's employment with the Company.

     (b) A participant may not make any changes to his or her participation during any Offering and, specifically, a participant may not during an Offering, alter the amount of his or her payroll deductions for such offering. An employee may make a change in his or her payroll deduction for a subsequent Offering by filing a new Authorization with the Plan Administrator prior to the Offering Commencement Date of such Offering.

6. GRANTING OF OPTION

     (a) For each Offering, a participating employee shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Termination Date, the number of shares of Common Stock determined as follows: a minimum of 85% of the market value of a share of Common Stock on the applicable Offering Commencement Date or Offering Termination Date, whichever is lower, shall be divided into the amount in such employee's payroll deduction account on such date. The market value of Common Stock shall be determined as provided in subparagraph (b) below.

     (b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be a minimum of 85% of the lower of the closing price of the Common Stock on the Nasdaq National Market, as published in The Wall Street Journal, on the Offering Commencement Date or the Offering Termination Date, whichever is lower, applicable to such Offering (or the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the Offering Commencement Date or the Offering Termination Date, as applicable).

7. EXERCISE OF OPTION

With respect to each Offering during the term of the Plan:

          (a) unless a participant provides written notice of withdrawal to the Company as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purpose of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable Purchase Price;

          (b) by written notice to the Plan Administrator at any time prior to the Offering Termination Date applicable to any such Offering, a Participant may elect to withdraw all the accumulated payroll deduction in his or her account at such time;

          (c) fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be carried over and applied to any subsequent Offering or Offerings unless withdrawn by the Employee.

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8. DELIVERY

     (a) As promptly as is practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, certificates representing the shares of Common Stock purchased under the Plan.

     (b) Unless otherwise specified by the Board at or prior to the Commencement Date of any Offering, the Minimum Holding Period with respect to shares purchased under such Offering shall be two (2) years from the Commencement Date of that Offering and one year from the date the certificates representing the shares of Common Stock are issued.

9. WITHDRAWAL

     (a) As provided in Paragraph 7(b), a participant may withdraw payroll deductions credited to his or her account under any Offering at any time prior to the applicable Offering Termination Date by giving within notice of withdrawal to the Plan Administrator. All of the Participant's payroll deductions credited to his or account will be paid to the Participant promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her Monetary Compensation during such Offering.

     (b) A Participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however,

          (i) that any Participant that withdraws from an Offering in accordance with Paragraph 7(b) may not participate in another Offering for six months following such withdrawal.

     (c ) Upon termination of the Participant's employment for any reason, including retirement but excluding death or disability while employed by the Company or a subsidiary, the payroll deductions credited to his or her account will be returned to the Participant or, in the case of his or her death subsequent to the termination of employment, to the persons entitled thereto under Paragraph 13.

     (d) Upon termination of the Participant's employment because of disability or death, the Participant or his or her beneficiary shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

          (ii) to exercise the Participant's option to purchase an amount of Common Stock on the Offering Termination Date next following the date of the participant's disability or death. Such purchase shall be for the number of full shares of Common Stock that can be purchased with the accumulated payroll deductions in the participant's account at the date of the participant's disability or death. Any excess in such account will be returned to the participant or said beneficiary.

     In the event that no written notice of election is duly received by the Plan Administrator, the Participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the Participant or beneficiary.

10. INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

11. STOCK

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is 500,000 shares. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with paragraph 7, exceed the number of shares of Common Stock which
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remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by participants in each Offering.

     (b) The Participant has no interest in the Common Stock covered by his or her Option and has no right to any dividend or distribution until such Option has been exercised.

     (c) Common Stock to be delivered to a participant under the Plan will be registered in the name of the Participant, or, in the names of the Participant and one other person as may be designated by the Participant in writing prior to the Offering Termination Date, as joint tenants with rights of survivorship.

     (d) A Participant will possess all the rights and privileges of a stockholder will respect to all the Shares held in his or her account under the Plan, including the right to vote such shares, and will receive all dividends, distributions, and stockholder communications with respect to such Shares. Except as provided in Section 8(a), however, Shares shall remain in the Account until the expiration of the Minimum Holding Period with respect to such Shares as determined by the Board at or prior to the Commencement Date of the Offering.

12. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee appointed by the Board (the "Committee"). The Officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex-officio member of the Committee. The Committee shall interpret the provisions of the Plan and adopt any rules or regulations for administering the Plan, subject to the final jurisdiction of the Board. Any rule or regulation adopted by the Committee shall remain in full force and effect unless or until altered, amended, or repealed by the Committee or the Board.

13. DESIGNATION OF BENEFICIARY

     A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Participant prior to the delivery of such shares or cash to the Participant. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Upon the death of the Participant and receipt by the Company of proof of identity and existence of the Participant's death, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of validly designated or living beneficiary, the Company in its sole discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall prior to the death of the Participant, acquire any interest in the stock or cash credited to the Participant under the Plan.

14. TRANSFERABILITY

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant otherwise than by will or laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 7(b).

15. USE OF FUNDS

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company is not obligated to segregate such payroll deductions.

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16. EFFECT OF CHANGES IN COMMON STOCK

     In the event of any changes in the Company's outstanding Common Stock by reason of stock dividend, subdivision, combination and exchange of shares, recapitalizations or mergers in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Purchase Price per share shall be appropriately adjusted by the Board whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional share which would otherwise become subject to any Options.

17. AMENDMENT OR TERMINATION

     The Board may terminate or amend the Plan at any time. No termination will affect Options previously granted. No amendment may change any Option previously granted which would adversely affect the rights of any participant. No amendment to the Plan may be made that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan without the approval of a majority of the stockholders of the Company within (12) twelve months of such amendment.

18. NOTICES

     All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

19. MERGER OR CONSOLIDATION

     In the event of a merger or consolidation of the Company with one or more corporations as result of which the Company is not the surviving corporation, or upon the sale of substantially all of the property or stock of the Company to another corporation, the Committee or the Board may, in its sole discretion and in connection with such transaction, cancel each outstanding option and refund all sums previously collected from Participants under the canceled outstanding options, or in its sole discretion, cause each Participant with outstanding options to have his or her options exercised immediately prior to such transaction and thereby have the balance of his or her account applied to the purchase of whole shares at the Purchase Price. The balance of the account not so applied will be refunded to the Participant. In the event of a merger in which the Company is the surviving entity, each Participant is entitled to receive, for each Share as to which such Participant's outstanding rights to purchase would be exercised, as nearly as reasonably may be determined by the Committee or the Board, in its sole discretion, the securities or property that a holder of one share was entitled to receive upon the merger.

20. APPROVAL OF STOCKHOLDERS

     The Plan has been adopted by the Board of Directors of the Company, but is subject to the approval of the stockholders of the Company within twelve months of the date of adoption of the Plan by the Board of Directors. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the Plan.

21. REGISTRATION AND QUALIFICATION OF THE PLAN

     No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the options under the applicable Federal Securities Laws to the extent required by such laws.

22. NO EMPLOYMENT RIGHT

     Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

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23. TAX WITHHOLDING

     The Company shall have the right to deduct from all payments hereunder any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments.

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